EXHIBIT 10.32

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

FOURTH AMENDMENT TO

AVAYA INC. RESELLER MASTER TERMS AND CONDITIONS

BY AND BETWEEN

AVAYA INC. AND NORTH AMERICAN COMMUNICATIONS RESOURCE, INC.

THIS FOURTH AMENDMENT (“Fourth Amendment”) is entered into on this 7th day of March, 2007 by and between AVAYA INC. (“AVAYA”), a Delaware corporation, with offices at 211 Mount Airy Road, Basking Ridge, NJ 07920 and NORTH AMERICAN COMMUNICATIONS RESOURCE, INC. (“NACR”), a Minnesota corporation, with offices at 3344 Highway 149, Eagan, MN 55121. AVAYA and NACR are each a “Party” to this Fourth Amendment and may collectively be referred to herein as the “Parties.”

W I T N E S S E T H:

WHEREAS, NACR is an AVAYA-authorized reseller of the AVAYA family of telecommunications products and services pursuant to that certain Reseller Master Terms and Conditions entered into by and between AVAYA and NACR on or about July 03, 2002 (the “Reseller Agreement”); and

WHEREAS, AVAYA provides certain indemnities to NACR under the terms of the Reseller Agreement, including a limited indemnity against infringement (the “Infringement Indemnity”);

WHEREAS, the Parties executed a First Amendment to the Reseller Agreement dated August 11, 2003 (“First Amendment”); and

WHEREAS, the Parties executed a Second Amendment to the Reseller Agreement dated October 28, 2004 (“Second Amendment”); and

WHEREAS, the Parties executed a Third Amendment to the Reseller Agreement dated November 3, 2004 (“Third Amendment”); and

WHEREAS, the Parties now seek to again amend the Reseller Agreement to include an amendment to the Infringement Indemnity with AVAYA, to be relied upon by NACR in conjunction with a transaction with [***]

NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the Parties agree as follows:

IT IS AGREED:

1.) This Fourth Amendment shall both supplement and amend and shall constitute a part and condition, together with any exhibits or schedules attached hereto, of the Reseller Agreement dated July 03, 2002 by and between AVAYA and NACR, and the terms hereof will for all purposes be deemed incorporated into the Reseller Agreement. All capitalized terms, unless otherwise indicated, will have the meanings attributed to them in the Reseller Agreement.

2.) Insert the following language at the end of the language under “[***]” of the Third Amendment:

“Avaya agrees to [***] in the [***] that they are [***].”

3.) This Fourth Amendment shall apply on only a one (1)-time basis for Products that NACR provides to [***] under NACR Sales Agreement No. [***].

4.) All other terms and conditions of the Reseller Agreement, including the terms and provisions of the First Amendment, the Second Amendment, and the Third Amendment shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have executed this Fourth Amendment to the Reseller Agreement as of the day and year first above written.

AVAYA INC.		NORTH AMERICAN COMMUNICATIONS RESOURCE, INC.

By:	/s/ Teri Caraffa	By:	/s/ Thomas M. Roles
Name:	Teri Caraffa		THOMAS M. ROLES
Title:	Contract Negotiator 03-20-07	Title:	President/CEO